                                                                   EXHIBIT 10(O)


                   ASSIGNMENT OF POLICY AS COLLATERAL SECURITY
            (This form does not change the Beneficiary of the policy)

 Policy No   92004017              Insured      TRANSAMERICA LIFE COMPANIES
           -----------------------        --------------------------------------
                              issued or assumed by

              [X] Transamerica Occidental Life Insurance Company
              [ ] Transamerica Assurance Company
              [ ] Transamerica Life Insurance & Annuity Company
                         (herein called "Insurer")

  THIS FORM WILL NOT BE RECORDED IF MODIFIED UNLESS APPROVED BY THE HOME OFFICE

For value received, all rights, title and interest of the undersigned in this policy is hereby assigned to:

Assignee:

Address of Assignee:
(Complete Mailing Address)

his, her or its executors, administrators, successors or assigns (herein called "Assignee") with the right to exercise any and all rights and privileges thereunder (except as provided in paragraph B hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions hereof.

A. It is agreed that, without detracting from the generality of the foregoing, the following rights are included in this assignment:
    (1) The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity; (2) the sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow; (3) the sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances; (4) the sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect to; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of the assignment; and (5) the sole right to exercise all non forfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

B. It is agreed that the following rights, so long as the Policy has not been surrendered, are excluded from this assignment:
    (1) The right to collect from the Insurer any disability income; (2) the right to designate and change the beneficiary; and (3) the right to elect optional modes of settlement; but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

C. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between any of the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

D.  The Assignee covenants and agrees with the undersigned as follows:
    1 That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed.

    2 That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses given herein below, notice of intention to exercise such right; and

    3 That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

E. The Insurer is hereby authorized to recognize the Assignee's claim to rights hereunder without investigating the reasons for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph D(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer.

F. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Assignee from time to time not exceeding 6% per annum.

G. The exercise of any right or privilege given herein to the Assignee shall be at the option of the Assignee, but (except as restricted in Paragraph D(2) above) the assignee may exercise any such right or privilege without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

H. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

I. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

J. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

K. This assignment shall apply to and be effective under any policy issued in exchange for the Policy or as a renewal or conversion thereof.

L. The validity of this assignment is hereby guaranteed by each of the undersigned.

 Date Signed:   8-21-98                            ASSIGNMENT BY
             ---------------------
          Jamie Davis                    XX          RIVERIA TOOL CO.
----------------------------------       ---------------------------------------
Witness                                         Complete Name of Policyowner

                                         By:    [SIG]                    CFO
----------------------------------       -------------------------   -----------
Address of witness                           Authorized Signature       Title

     Mel Barry                           By:
----------------------------------       -------------------------   -----------
Witness                                      Authorized Signature       Title


----------------------------------       ---------------------------------------
Address of witness

--------------------------------------------------------------------------------
This assignment has been recorded at the Home Office of the Insurer in Los Angeles, California. The Insurer assumes no legal responsibility for the sufficiency or validity of the assignment.

  Date recorded                          By
               -------------------         -------------------------------------
                                                           Name
--------------------------------------------------------------------------------

                                   ASSIGNMENT

               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. The undersigned ("Assignor") assign(s) and transfer(s) to Old Kent Bamk of 111 Lyon NW, Grand Rapids, MI 49503 ("Assignee"), as security, Policy No. 0011750630 issued by Jackson National Life Insurance Co. ("Insurer") upon the life of Kenneth K. Rieth and any supplementary contracts issued in connection with the policy (the policy and the supplementary contracts are called the "Policy") and all claims, options, privileges, rights, title and interest in and under the Policy (except as provided in Paragraph C), subject to all the terms and conditions of the Policy and to all superior liens, if any, that the Insurer may have against the Policy.

B. Without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass to Assignee:
         1. The sole right to collect from Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
         2. The sole right to surrender the Policy and receive its surrender value at any time provided by the terms of Policy and at any other times as Insurer may allow;
         3. The sole right to obtain one or more loans or advances on the Policy, either from Insurer or from other persons, and to pledge or assign the Policy as security for those loans or advances;
         4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or in the future made or apportioned to it, and to exercise any and all options contained in the Policy with respect to those distributions, shares, deposits or additions; but unless and until Assignee shall notify Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and
         5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by Insurer and to receive all benefits and advantages derived from those rights.

C. The following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass to Assignee:
         1. The right to collect from Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
         2. The right to designate and change the beneficiary; and
         3. The right to elect any optional mode of settlement permitted by the Policy or allowed by Insurer; but the reservation of these rights shall not impair the right of Assignee to surrender the Policy completely with all its incidents or any other right of Assignee under this Assignment, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of Assignee under it.

D. THIS ASSIGNMENT IS MADE AND THE POLICY IS TO BE HELD AS COLLATERAL SECURITY FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY ASSIGNOR AND FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY
         Riviera Tool Company ("DEBTOR"), regardless of whether any such indebtedness or obligation is (a) not presently intended or contemplated by Assignee, Assignor or Debtor, (b) indirect, contingent or secondary, (c) unrelated to the Policy, (d) of a kind or class that is different from any indebtedness or obligation now owing to Assignee by Assignor or Debtor, or (e) evidenced by a note or other document that does not refer to this Assignment (collectively, the "INDEBTEDNESS").
E.       Assignee agrees as follows:
         1. Any balance of sums received under this Assignment from Insurer remaining after payment of the then-existing Indebtedness, matured or unmatured, shall be returned by Assignee to Insurer, which shall pay the balance to the persons who would be entitled to it under the terms of the Policy if this Assignment had not been made;
         2. Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from Insurer until there has been default in payment of any of the Indebtedness or a failure to pay any premium when due; and
         3. Upon the request of the undersigned owner of the Policy, Assignee will send the Policy to Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. Insurer is authorized to recognize Assignee's claims to rights under this Assignment without investigating the reason for any action taken by Assignee or the validity or the amount of the Indebtedness or the existence of any default in the Indebtedness or the application to be made by Assignee of any amounts to be paid to Assignee. The sole signature of Assignee shall be sufficient for the exercise of any rights under the Policy assigned by this Assignment and the sole receipt of Assignee for any sums received shall be a full discharge and release to Insurer. Checks for all or any part of the sums payable under the Policy and assigned in this Assignment shall be drawn to the exclusive order of Assignee if, when, and in the amounts as Assignee shall request.

G. Assignee shall be under no obligation to pay any premium or the principal of or interest on any loans or advances on the Policy, whether or not obtained by Assignee, or any other charges on the Policy, but any amounts so paid by Assignee from its own funds shall become a part of the Indebtedness secured by this Assignment, payable by Assignor on demand, together with interest at an annual rate equal to the lesser of (i) five percent (5%) above the rate of interest announced from time to time by Assignee as its "prime" rate of interest, or (ii) the highest rate to which the undersigned could lawfully agree in writing.

H. The exercise of any right, option, privilege or power given in this Assignment to Assignee shall be at the option of Assignee, but (except as restricted by Paragraph E(2) above) Assignee may exercise the right, option, privilege or power without notice to, or assent by or affecting the liability of, or releasing any interest assigned in this Assignment by, Assignor.

I. If Paragraph D provides that this Assignment secures indebtedness and obligations owing to Assignee by a third party named in that paragraph ("DEBTOR"), then the Additional Provisions of Assignment set forth on the reverse side are a part of this Assignment and are incorporated in it by reference.

J. Notwithstanding the foregoing, the maximum amount of net proceeds of the Policy that Assignee shall be entitled to receive under this Assignment is $500,000. If no amount, zero or the words "No Limit," "None" or similar words are inserted in the blank space in this paragraph, then there is no limit on the amount of net proceeds of the Policy that Assignee may receive under this Assignment.



         Signed as of       July 23         , 1998
                     ----------------------

                Kenneth K. Rieth                       RIVIERA TOOL CO.
------------------------------------------------       -------------------------
                                         Witness                   Policy Owner

                                                       [SIG]
                                                       -------------------------

                                                       Peter C. Canepa, CEO &
                                                       Secretary
                                                       -------------------------
                                                                        Address
               Marcia J. Shumato
------------------------------------------------       -------------------------
                                         Witness              Policy Beneficiary


                                                       -------------------------


                                                       -------------------------
                                                                        Address

\                      ADDITIONAL PROVISIONS OF ASSIGNMENT

K. The effectiveness of this Assignment is not subject to the satisfaction of any conditions, including, without limitation, the granting of any other security by any other person, firm, or corporation. Assignee shall not be obligated at any time to make any disclosure to Assignor concerning Debtor's financial condition, assets, liabilities, activities, or operations or the status of the Indebtedness or of any other security for the Indebtedness. This Assignment does not create any obligation or duty of Assignee to grant or continue credit to Debtor or to give notice to or obtain the consent of Assignor before doing so.

L. Assignee in its sole discretion may, without affecting or impairing this Assignment, apply payments or collections received from any source other than the Policy to the payment of indebtedness other than the Indebtedness, even though Assignee could have applied those payments to the Indebtedness. Any payments that Assignee receives from Insurer under this Assignment shall be applied to the interest on or principal of the Indebtedness or to other components of the Indebtedness in any manner that Assignee in its sole discretion shall determine.

M. Assignor waives (a) notice of the acceptance of this Assignment, (b) presentment, protest, notice, demand, or action with respect to any default in payment of all or any part of the Indebtedness, and (c) any right to require Assignee to sue Debtor or any other person obligated with respect to all or any part of the Indebtedness or to foreclose or realize upon any security for all or any part of the Indebtedness.

N. The validity and enforceability of this Assignment shall not be impaired or affected by the invalidity or unenforceability of any of the Indebtedness or of any guaranty or other security for it or by any act or omission by Assignee with respect to all or part of the Indebtedness or any agreement relating to the Indebtedness or with respect to any present or future guaranty or other security for all or part of the Indebtedness, including, but not limited to, (a) any extension, modification, renewal, indulgence, or substitution, (b) any failure or omission to enforce any right, power, or remedy, (c) any waiver of any right, power, or remedy or of any default, (d) any release, surrender, compromise, settlement, subordination, or modification, with or without consideration, or (e) any consent by Assignee to any sale or transfer of any security; all whether or not Assignor shall have had notice or knowledge of any act, omission, or circumstance referred to in this paragraph.

O. This Assignment is independent of any other obligations at any time in effect with respect to all or any part of the Indebtedness and may be enforced regardless of the existence, validity, enforcement, or nonenforcement of any such other obligations.

                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF                      )
         --------------------
                              :ss.
COUNTY OF                     )
         --------------------

         The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on ________________________, 199___, by ______________________________.


                                       -----------------------------------------
                                                                   Notary Public

                                                        County,
                                       -----------------       -----------------
                                       My commission expires
                                                            --------------------

                            ACKNOWLEDGMENT BY ENTITY

STATE OF  Michigan            )
         --------------------
                              :ss.
COUNTY OF Kent                )
         --------------------

         The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on July 23, 1998, by Peter C. Canepa the Secretary of Riviera Tool Co., a
     Corporation          , on its behalf.
--------------------------
   (type of entity)


                                                  CAROL S. SIMONSON
                                   ---------------------------------------------------------------
                                                                   Notary Public
                                                                  CAROL S. SIMONSON
                                                               Notary Public, Kent County, Michigan
                                                       County, My Commission Expires Oct. 5, 2000
                                   --------------------       ------------------------------------
                                   My commission expires
                                                        ------------------------------------------

               INSURER'S ACKNOWLEDGMENT, CERTIFICATION AND AGREEMENT

         The undersigned Insurer acknowledges having received and filed, at its home office in ________________________________________________________________
on __________________________ , 199___, the Assignment of Life Insurance Policy as Collateral on the reverse side. Insurer certifies to the Assignee named in the Assignment and agrees that (a) the Policy described in the Assignment is in full force and effect; (b) there are no other assignments of the Policy on file with the Insurer, except in favor of Assignee; and (c) Insurer will not cancel the Policy or permit it to lapse (whether for nonpayment of premiums or otherwise) without giving Assignee at least 30 days' prior written notice and the opportunity to cure any default in premium payments or otherwise.


                              --------------------------------------------------
                                             (Name of Insurer)

                              By
                                ------------------------------------------------
                                             Authorized Officer

               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. The undersigned ("Assignor") assign(s) and transfer(s) to Old Kent Bank, of 111 Lyon NW, Grand Rapids, MI 49503 ("Assignee"), as security, Policy No. 0011750620 issued by Jackson National Life Insurance Company ("Insurer") upon the life of Kenneth K. Rieth and any supplementary contracts issued in connection with the policy (the policy and the supplementary contracts are called the "Policy") and all claims, options, privileges, rights, title and interest in and under the Policy (except as provided in Paragraph C), subject to all the terms and conditions of the Policy and to all superior liens, if any, that the Insurer may have against the Policy.

B. Without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass to Assignee:
         1. The sole right to collect from Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
         2. The sole right to surrender the Policy and receive its surrender value at any time provided by the terms of Policy and at any other times as Insurer may allow;
         3. The sole right to obtain one or more loans or advances on the Policy, either from Insurer or from other persons, and to pledge or assign the Policy as security for those loans or advances;
         4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or in the future made or apportioned to it, and to exercise any and all options contained in the Policy with respect to those distributions, shares, deposits or additions; but unless and until Assignee shall notify Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and
         5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by Insurer and to receive all benefits and advantages derived from those rights.

C. The following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass to Assignee:

         1. The right to collect from Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

         2. The right to designate and change the beneficiary; and

         3. The right to elect any optional mode of settlement permitted by the Policy or allowed by Insurer; but the reservation of these rights shall not impair the right of Assignee to surrender the Policy completely with all its incidents or any other right of Assignee under this Assignment, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of Assignee under it.

D. THIS ASSIGNMENT IS MADE AND THE POLICY IS TO BE HELD AS COLLATERAL SECURITY FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY ASSIGNOR AND FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY Riviera Tool Company ("DEBTOR"), regardless of whether any such indebtedness or obligation is (a) not presently intended or contemplated by Assignee, Assignor or Debtor, (b) indirect, contingent or secondary, (c) unrelated to the Policy, (d) of a kind or class that is different from any indebtedness or obligation now owing to Assignee by Assignor or Debtor, or (e) evidenced by a note or other document that does not refer to this Assignment (collectively, the "INDEBTEDNESS").

E.       Assignee agrees as follows:
         1. Any balance of sums received under this Assignment from Insurer remaining after payment of the then-existing Indebtedness, matured or unmatured, shall be returned by Assignee to Insurer, which shall pay the balance to the persons who would be entitled to it under the terms of the Policy if this Assignment had not been made;
         2. Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from Insurer until there has been default in payment of any of the Indebtedness or a failure to pay any premium when due; and
         3. Upon the request of the undersigned owner of the Policy, Assignee will send the Policy to Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. Insurer is authorized to recognize Assignee's claims to rights under this Assignment without investigating the reason for any action taken by Assignee or the validity or the amount of the Indebtedness or the existence of any default in the Indebtedness or the application to be made by Assignee of any amounts to be paid to Assignee. The sole signature of Assignee shall be sufficient for the exercise of any rights under the Policy assigned by this Assignment and the sole receipt of Assignee for any sums received shall be a full discharge and release to Insurer. Checks for all or any part of the sums payable under the Policy and assigned in this Assignment shall be drawn to the exclusive order of Assignee if, when, and in the amounts as Assignee shall request.

G. Assignee shall be under no obligation to pay any premium or the principal of or interest on any loans or advances on the Policy, whether or not obtained by Assignee, or any other charges on the Policy, but any amounts so paid by Assignee from its own funds shall become a part of the Indebtedness secured by this Assignment, payable by Assignor on demand, together with interest at an annual rate equal to the lesser of (i) five percent (5%) above the rate of interest announced from time to time by Assignee as its "prime" rate of interest, or (ii) the highest rate to which the undersigned could lawfully agree in writing.

H. The exercise of any right, option, privilege or power given in this Assignment to Assignee shall be at the option of Assignee, but (except as restricted by Paragraph E(2) above) Assignee may exercise the right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest assigned in this Assignment by, Assignor.

I. If Paragraph D provides that this Assignment secures indebtedness and obligations owing to Assignee by a third party named in that paragraph ("DEBTOR"), then the Additional Provisions of Assignment set forth on the reverse side are a part of this Assignment and are incorporated in it by reference.

J. Notwithstanding the foregoing, the maximum amount of net proceeds of the Policy that Assignee shall be entitled to receive under this Assignment is $1,000,000. If no amount, zero or the words "No Limit," "None" or similar words are inserted in the blank space in this paragraph, then there is no limit on the amount of net proceeds of the Policy that Assignee may receive under this Assignment.


         Signed as of         July 23, 1998
                     -----------------------------.
                                                       Riviera Tool Co.
                                                   -----------------------------
                                                                    Policy Owner

        Kenneth K. Rieth                                       [SIG]
---------------------------------------            -----------------------------
                                Witness


                                                   Peter C. Canepa, CFO &
                                                   Secretary
                                                   -----------------------------
                                                                         Address
        Marcia J. Shumato
---------------------------------------            -----------------------------
                                Witness                       Policy Beneficiary

                                                   -----------------------------


                                                   -----------------------------
                                                                         Address

                       ADDITIONAL PROVISIONS OF ASSIGNMENT

K. The effectiveness of this Assignment is not subject to the satisfaction of any conditions, including, without limitation, the granting of any other security by any other person, firm, or corporation. Assignee shall not be obligated at any time to make any disclosure to Assignor concerning Debtor's financial condition, assets, liabilities, activities, or operations or the status of the Indebtedness or of any other security for the Indebtedness. This Assignment does not create any obligation or duty of Assignee to grant or continue credit to Debtor or to give notice to or obtain the consent of Assignor before doing so.

L. Assignee in its sole discretion may, without affecting or impairing this Assignment, apply payments or collections received from any source other than the Policy to the payment of indebtedness other than the Indebtedness, even though Assignee could have applied those payments to the Indebtedness. Any payments that Assignee receives from Insurer under this Assignment shall be applied to the interest on or principal of the Indebtedness or to other components of the Indebtedness in any manner that Assignee in its sole discretion shall determine.

M. Assignor waives (a) notice of the acceptance of this Assignment, (b) presentment, protest, notice, demand, or action with respect to any default in payment of all or any part of the Indebtedness, and (c) any right to require Assignee to sue Debtor or any other person obligated with respect to all or any part of the Indebtedness or to foreclose or realize upon any security for all or any part of the Indebtedness.

N. The validity and enforceability of this Assignment shall not be impaired or affected by the invalidity or unenforceability of any of the Indebtedness or of any guaranty or other security for it or by any act or omission by Assignee with respect to all or part of the Indebtedness or any agreement relating to the Indebtedness or with respect to any present or future guaranty or other security for all or part of the Indebtedness, including, but not limited to, (a) any extension, modification, renewal, indulgence, or substitution, (b) any failure or omission to enforce any right, power, or remedy, (c) any waiver of any right, power, or remedy or of any default, (d) any release, surrender, compromise, settlement, subordination, or modification, with or without consideration, or (e) any consent by Assignee to any sale or transfer of any security; all whether or not Assignor shall have had notice or knowledge of any act, omission, or circumstance referred to in this paragraph.

O. This Assignment is independent of any other obligations at any time in effect with respect to all or any part of the Indebtedness and may be enforced regardless of the existence, validity, enforcement, or nonenforcement of any such other obligations.

                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF                 )
        ----------------
                         :ss.
COUNTY OF                )
          --------------

         The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before
me on          , 199    , by
     ----------     --      ----------------


                   -------------------------------------------------------------
                                                                   Notary Public

                                                County,
                   -----------------------------       -------------------------

                   My commission expires
                                         ---------------------------------------



                            ACKNOWLEDGMENT BY ENTITY

STATE OF   Michigan     )
        ----------------
                         :ss.
COUNTY OF    Kent       )
         ---------------

         The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on July 23, 1998, by Peter C. Canepa the Secretary of Riviera Tool Company, a Corporation, on its behalf.

                                                  Carol S. Simonson
                                   ---------------------------------------------
                                                                   Notary Public
                                                      County,
                                   -------------------       -------------------

                                   My commission expires
                                                        ------------------------
                                                               CAROL S. SIMONSON
                                            Notary Public, Kent County, Michigan
                                              My Commission Expires Oct. 5, 2000



             INSURER'S ACKNOWLEDGMENT, CERTIFICATION AND AGREEMENT

The undersigned insurer acknowledges having received and filed, at its home office in ____________________ on _____________, 199___, the Assignment of Life
Insurance Policy as Collateral on the reverse side. Insurer certifies to the Assignee named in the Assignment and agrees that (a) the Policy described in the Assignment is in full force and effect; (b) there are no other assignments of the Policy on file with the Insurer, except in favor of Assignee; and (c) Insurer will not cancel the Policy or permit it to lapse (whether for nonpayment of premiums or otherwise) without giving Assignee at least 30 days' prior written notice and the opportunity to cure any default in premium payments or otherwise.


                                ------------------------------------------------
                                             (Name of Insurer)

                              By
                                ------------------------------------------------
                                             Authorized Officer